SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2004

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other Jurisdiction of incorporation or organization)	(State or other Jurisdiction of incorporation or organization)

333-108340	333-108340-06
(Commission File Number)	(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 289-4939

(Registrants’ telephone number, including area code)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio 44143

(Former name, former address and former fiscal year, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued July 9, 2004

Item 9. Regulation FD Disclosure

On July 9, 2004, TransDigm Inc. issued a press release announcing it has completed the acquisition of Avionics Instruments Inc. A copy of the press release is attached to this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: July 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: July 14, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued July 9, 2004